Exhibit 24 (a)

                             DUKE ENERGY CORPORATION

                                POWER OF ATTORNEY

                                    FORM 10-K

                  Annual Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                   For the fiscal year ended December 31, 1998
                                 (Annual Report)


        The undersigned DUKE ENERGY CORPORATION, a North Carolina corporation and certain of its officers and/or directors, do each hereby constitute and appoint Richard J. Osborne, Ellen T. Ruff, and Jeffrey L. Boyer, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Annual Report of said Duke Energy Corporation on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

        Executed the 17th day of February, 1999.



                                            DUKE ENERGY CORPORATION


                                            By    R. B. PRIORY
                                                  ------------------------
                                                  Chairman, President and
                                                  Chief Executive Officer

(Corporate Seal)


ATTEST:


 ROBERT T. LUCAS III
     Assistant Secretary

      R. B. PRIORY                  Chairman, President and
----------------------------        Chief Executive Officer
      R. B. Priory                  (Principal Executive Officer and Director)

   RICHARD J. OSBORNE               Executive Vice President and Chief Financial
----------------------------        Officer (Principal Financial Officer)
   Richard J. Osborne

     JEFFREY L. BOYER               Vice President and Corporate Controller
----------------------------                (Principal Accounting Officer)
     Jeffrey L. Boyer

    G. ALEX BERNHARDT               (Director)
----------------------------
    G. Alex Bernhardt


     ROBERT J. BROWN                (Director)
----------------------------
     Robert J. Brown


    WILLIAM A. COLEY                (Director)
----------------------------
    William A. Coley


    WILLIAM T. ESREY                (Director)
----------------------------
    William T. Esrey


      ANN M. GRAY                   (Director)
----------------------------
      Ann M. Gray


     DENNIS R. HENDRIX              (Director)
----------------------------
     Dennis R. Hendrix


      HAROLD S. HOOK                (Director)
----------------------------
      Harold S. Hook


  GEORGE DEAN JOHNSON, JR           (Director)
----------------------------
  George Dean Johnson, Jr.

        MAX LENNON                  (Director)
----------------------------
        Max Lennon


    LEO E. LINBECK, JR              (Director)
----------------------------
    Leo E. Linbeck, Jr.


     JAMES G. MARTIN                (Director)
----------------------------
     James G. Martin


  RUSSELL M. ROBINSON, II           (Director)
----------------------------
  Russell M. Robinson, II